Exhibit 99


             Jefferies Announces Record Quarterly Results


    --  Net revenues up 42% to record $465 million

    --  Net earnings up 49% to record $68 million

    --  Earnings per share up 41% to record $0.45

    --  Investment banking up 81% to record $223 million


    NEW YORK--(BUSINESS WIRE)--July 17, 2007--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the second quarter ended June 30, 2007.

    Highlights for the second quarter ended June 30, 2007:

    -- Net revenues were up 42% to a record $465.5 million, versus $327.3 million for the second quarter of 2006.

    -- Net earnings were up 49% to a record $67.8 million, compared to $45.6 million for the second quarter of 2006.

    -- Earnings per share (diluted) were up 41% to a record $0.45, compared to $0.32 for the second quarter of 2006.

    -- Investment banking revenues were up 81% to a record $223.1 million, compared to $122.9 million for the second quarter of 2006.

    "We would like to thank our loyal clients and our 2,313 employee-partners because they are the ones directly responsible for our best quarter in Jefferies' 45-year history," commented Richard B. Handler, Chairman and CEO of Jefferies.

    "We are pleased with the integration, breadth and depth of our expanded investment banking platform. Our overall trading results were also the second best for any Jefferies quarter, and we look forward to building on our solid foundation," added Brian P. Friedman, Executive Committee Chairman of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the second quarter ended June 30, 2007 will be held July 17 at 9:00 AM Eastern and can be accessed at 706-634-9290. A replay of the call will also be available at 402-977-9140 (code: 21343379). A live audio webcast and delayed replay will also be available at www.jefferies.com. Questions for consideration by management can be submitted by 8:30 AM Eastern on July 17 through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for 45 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                 Three Months Ended  Six Months Ended
                                 ------------------ ------------------
                                 June 30,  June 30, June 30,  June 30,
                                   2007      2006     2007      2006
                                 --------- -------- --------- --------

Revenues:
  Commissions                      $83,094  $71,634  $160,126 $140,636
  Principal transactions           129,030   94,124   273,479  254,104
  Investment banking               223,093  122,932   393,208  250,666
  Asset management fees and
   investment income from
   managed funds                    13,384   22,527    35,869   63,349
  Interest                         310,739  138,851   511,901  252,611
  Other                              7,005    7,051    15,046   19,830
                                 --------- -------- --------- --------
     Total revenues                766,345  457,119 1,389,629  981,196
Interest expense                   300,885  129,776   505,360  238,439
                                 --------- -------- --------- --------
Revenues, net of interest
 expense                           465,460  327,343   884,269  742,757
                                 --------- -------- --------- --------

Non-interest expenses:
  Compensation and benefits        251,602  176,675   479,268  409,409
  Floor brokerage and clearing
   fees                             16,527   16,934    31,109   30,867
  Technology and communications     23,703   19,128    45,860   38,373
  Occupancy and equipment rental    17,864   13,399    36,035   28,571
  Business development              12,080   10,801    25,189   23,404
  Other                             15,293    9,691    34,924   34,011
                                 --------- -------- --------- --------
Total non-interest expenses        337,069  246,628   652,385  564,635
                                 --------- -------- --------- --------

Earnings before income taxes,
 minority interest and
 cumulative effect of change in
 accounting principle              128,391   80,715   231,884  178,122
Income taxes                        45,046   31,357    85,704   69,789
                                 --------- -------- --------- --------
Earnings before minority
 interest & cumulative effect       83,345   49,358   146,180  108,333
Minority interest in earnings of
 consolidated subsidiaries, net 15,510 3,778 16,086 5,912 Earnings before effect of change
 in accounting principle            67,835   45,580   130,094  102,421
Cumulative effect of change in
 accounting principle                    0        0         0    1,606
                                 --------- -------- --------- --------
Net earnings                       $67,835  $45,580  $130,094 $104,027
                                 ========= ======== ========= ========

Earnings per share:
Basic-
Earnings before cumulative
 effect of change in accounting
 principle, net                      $0.48    $0.34     $0.92    $0.78
Cumulative effect of change in
 accounting principle                -        -         -         0.01
                                 ========= ======== ========= ========
  Net Earnings                       $0.48    $0.34     $0.92    $0.79
                                 ========= ======== ========= ========

Diluted-
Earnings before cumulative
 effect of change in accounting
 principle, net                      $0.45    $0.32     $0.86    $0.72
Cumulative effect of change in
 accounting principle                -        -         -         0.01
                                 ========= ======== ========= ========
  Net Earnings                       $0.45    $0.32     $0.86    $0.73
                                 ========= ======== ========= ========

Weighted average shares:
  Basic                            142,092  133,621   141,498  131,993
  Diluted                          154,301  147,605   153,183  145,287

Effective Tax Rate                   35.1%    38.8%     37.0%    39.2%


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                    Quarters ended
                 -----------------------------------------------------
                  6/30/    3/31/    12/31/   9/30/    6/30/    3/31/
                   2007     2007     2006     2006     2006     2006
                 -----------------------------------------------------
Statement of
 Earnings
----------------
Revenues, net of
 interest
 expense         $465,460 $418,809 $374,235 $340,610 $327,343 $415,414
Non-interest
 expenses:
Compensation and
 benefits         251,602  227,666  197,425  184,421  176,675  232,734
Non-personnel
 expenses          85,467   87,650   82,615   79,852   69,953   85,273
                 -----------------------------------------------------
Earnings before
 income taxes
 and minority
 interest         128,391  103,493   94,195   76,337   80,715   97,407
Income taxes       45,046   40,658   38,018   29,734   31,357   38,432
                 -----------------------------------------------------
Earnings before
 minority
 interest &
 change            83,345   62,835   56,177   46,603   49,358   58,975
Minority
 interest in
 earnings of
 consolidated
 subsidiaries,
 net               15,510      576      394      663    3,778    2,134
                 -----------------------------------------------------
Earnings before
 cumulative
 change            67,835   62,259   55,783   45,940   45,580   56,841
Cumulative
 effect of
 change in accy
 principle                                                       1,606
                 -----------------------------------------------------
Net earnings      $67,835  $62,259  $55,783  $45,940  $45,580  $58,447
                 =====================================================

Diluted earnings
 per share          $0.45    $0.42    $0.38    $0.32    $0.32    $0.41
                 =====================================================

Financial Ratios
----------------
Pretax operating
 margin             27.6%    24.7%    25.2%    22.4%    24.7%    23.4%
Compensation and
 benefits / net
 revenues           54.1%    54.4%    52.8%    54.1%    54.0%    56.0%
Effective tax
 rate               35.1%    39.3%    40.4%    39.0%    38.8%    39.5%

Other Data
----------------
Number of
 trading days          63       61       63       63       63       62
Average
 employees          2,319    2,265    2,239    2,212    2,078    2,030
Common shares
 outstanding      125,740  124,238  119,547  118,876  118,540  118,502
Weighted average
 shares:
Basic             142,092  140,897  136,438  135,140  133,621  130,358
Diluted           154,301  152,058  150,599  148,908  147,605  142,942


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                    Quarters ended
                 -----------------------------------------------------
                  6/30/    3/31/    12/31/   9/30/    6/30/    3/31/
                   2007     2007     2006     2006     2006     2006
                 -----------------------------------------------------
Revenues by
 Source
-----------------
Equities         $144,563 $173,057 $151,974 $112,635 $101,173 $173,109
Fixed Income &
 Commodities       74,566   56,465   42,942   62,059   71,636   68,652
                 -----------------------------------------------------
  Total           219,129  229,522  194,916  174,694  172,809  241,761
                 -----------------------------------------------------


Investment
 banking          223,093  170,115  145,167  144,763  122,932  127,734
Asset management
 fees and
 investment
 income from
 managed funds:
Asset management
 fees               7,294    9,451   14,190    6,345    8,918   26,009
Investment income
 from managed
 funds              6,090   13,034   15,228   10,438   13,609   14,813
                 -----------------------------------------------------
Total              13,384   22,485   29,418   16,783   22,527   40,822
Interest          310,739  201,162  143,847  132,424  138,851  113,760
                 -----------------------------------------------------
  Total revenues $766,345 $623,284 $513,348 $468,664 $457,119 $524,077
                 =====================================================

Other Data
-----------------
Number of trading
 days                  63       61       63       63       63       62
Average employees   2,319    2,265    2,239    2,212    2,078    2,030
Common shares
 outstanding      125,740  124,238  119,547  118,876  118,540  118,502
Weighted average
 shares:
Basic             142,092  140,897  136,438  135,140  133,621  130,358
Diluted           154,301  152,058  150,599  148,908  147,605  142,942

As of June 30, 2007, stockholders' equity amounted to $1.8 billion, resulting in book value of $14.22 per share.


    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338
             CFO